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                                                                  EXHIBIT 23.3


                              BK ASSOCIATES, INC.

                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Amendment No. 1 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated:    September 28, 1998


                                           BK ASSOCIATES, INC.


                                           BY: /s/ R.L. Britton
                                               _______________________________
                                               Name:   R.L. Britton
                                               Title:  Vice President